UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

[  ] Preliminary Information Statement
[  ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[X] Definitive Information Statement

GATEWAY CERTIFICATIONS, INC.

(Name of Registrant As Specified in Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No Fee required.

[  ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[  ] Fee paid previously with preliminary materials

[  ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

Copies to:

Peter Campitiello, Esq.

Tarter Krinsky & Drogin LLP

1350 Broadway

New York, New York  10018

Tel:  212-216-8085

Fax: 212-216-8001

GATEWAY CERTIFICATIONS, INC.

136-20 38th Avenue

Unit 3G

Flushing, New York  11354

Dear Shareholders:

We are writing to advise you that a majority of the members of our Board of Directors and shareholders holding a majority of our outstanding voting capital stock have authorized the attached Amended and Restated Articles of Incorporation of Gateway Certifications, Inc. (the “Company”) to amend the Company’s Articles of Incorporation to: (i) change the name of the Company to “American Jianye Greentech Holdings Ltd.” (the “Name Change”) (ii) increase the number of the Company’s authorized shares of capital stock from 394,500,000 shares to 400,000,000 of which 394,500,000 shares will be common stock par value $0.001 per share (the “Common Stock”) and 5,500,000 shares will be preferred stock par value $0.001 per share (the “Preferred Stock”) (the “Authorized Stock Increase”); and (iii) authorize the Board of Directors to provide for the issuance of shares of preferred stock in series and, by filing a certificate pursuant to the Nevada Revised Statutes (hereinafter, along with any similar designation relating to any other class of stock that may hereafter be authorized, referred to as a “Preferred Stock Designation”), to establish from time to time the number of shares to be included in each such series, and to fix the designation, power, preferences and rights of the shares of each such series and the qualifications, limitations and restrictions thereof (the “Blank Check Preferred Stock”).

These actions were approved by written consent on November 16, 2009 by our Board of Directors and a majority of our shareholders in accordance with Section 78.315 and 78.320 of the Nevada Revised Statutes.  Our directors and majority of shareholders owning 89.28% of our outstanding Common Stock, have approved this amendment after carefully considering it and concluding that approving the amendment was in the best interests of our Company and out shareholders.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

No action is required by you. Pursuant to Rule 14(c)-2 under the Securities Exchange Act of 1934, as amended, the proposals will not be adopted until a date at least twenty (20) days after the date of this Information Statement has been mailed to our shareholders.   This Information Statement is first mailed to you on or about January 25, 2010.

Please feel free to call us at (718) 336-3922 should you have any questions on the enclosed Information Statement.

For the Board of Directors of GATEWAY CERTIFICATIONS, INC.

By:	/s/ HaiPeng Wang
Name: HaiPeng Wang Title: President

GATEWAY CERTIFICATIONS, INC.

136-20 38th Avenue

Unit 3G

Flushing, New York  11354

INFORMATION STATEMENT REGARDING

ACTION TO BE TAKEN BY WRITTEN CONSENT OF

MAJORITY SHAREHOLDER

IN LIEU OF A SPECIAL MEETING

PURSUANT TO SECTION 14(C) OF THE SECURITIES EXCHANGE ACT OF 1934

WE ARE NOT ASKING YOU FOR A PROXY,

AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

GENERAL

This Information Statement is being furnished to the shareholders of Gateway Certifications, Inc. (the “Company”) in connection with the proposed amendments to the Articles of Incorporation of the Company to (i) change the name of the Company to “American Jianye Greentech Holdings Ltd.” (the “Name Change”) (ii) increase the number of the Company’s authorized shares of capital stock from 394,500,000 shares to 400,000,000 of which 394,500,000 shares will be common stock par value $0.001 per share (the “Common Stock”) and 5,500,000 shares will Preferred Stock, par value $0.001 per share (the “Preferred Stock”) (the “Authorized Stock Increase”); and (iii) authorize the Board of Directors to provide for the issuance of shares of preferred stock in series and, by filing a certificate pursuant to the Nevada Revised Statutes (hereinafter, along with any similar designation relating to any other class of stock that may hereafter be authorized, referred to as a “Preferred Stock Designation”), to establish from time to time the number of shares to be included in each such series, and to fix the designation, power, preferences and rights of the shares of each such series and the qualifications, limitations and restrictions thereof (the “Blank Check Preferred Stock”, and together with the Authorized Stock Increase, the “Amendments”). These actions were approved on November 16, 2009 by our Board of Directors and majority shareholders.  This Information Statement has been prepared by our management.

"We," "us," "our," the “Registrant” and the "Company" refers to Gateway Certifications, Inc., a Nevada corporation.  The amendments to the Company’s Articles of Incorporation is sometimes referred to as the “Amendments”.

The Amendments will be effective twenty (20) days after this Information Statement is first mailed to our shareholders.  No further vote of our shareholders is required.

THE AMENDMENTS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE FAIRNESS OR MERIT OF THE CHARTER AMENDMENT NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

PLEASE NOTE THAT THIS IS NEITHER A REQUEST FOR YOUR VOTE NOR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE AMENDMENT THAT WILL OCCUR IF THE AMENDMENTS ARE COMPLETED AND TO PROVIDE YOU WITH INFORMATION ABOUT THE AMENDMENT AND THE BACKGROUND OF THESE TRANSACTIONS.

The entire cost of furnishing this Information Statement will be borne by the Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our voting securities held of record by them and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

QUESTIONS AND ANSWERS ABOUT THE AMENDMENTS

Q.

Why did I receive this Information Statement?

A.

Applicable laws require us to provide you information regarding the Amendments even though your vote is neither required nor requested for the Amendments to become effective.

Q.

What will I receive if the Amendments is completed?

A.

Nothing.  The Amendments will only modify the Articles of Incorporation.

Q.

When do you expect the Amendments to become effective?

A.

The Amendments will become effective upon the filing of the Amendments with the Secretary of State of Nevada, a Copy of the Form of the Amended and Restated Articles of Incorporation is attached to this information statement as Exhibit A.  We expect to file the Amendments with the Nevada Secretary of State no less than 20 days after this information statement has been sent to you.

Q.

Why am I not being asked to vote?

A.

The holders of a majority of the issued and outstanding shares of Common Stock have already approved the Amendments pursuant to a written consent in lieu of a meeting.  Such approval, together with the approval of the Company's Board of Directors, is sufficient under Nevada law, and no further approval by our shareholders is required.

Q.

What do I need to do now?

A.

Nothing.  This information statement is purely for your information and does not require or request you to do anything.

SUMMARY OF CORPORATE ACTIONS

On November 16, 2009, our Board of Directors and the holders of a majority of the Company’s Common Stock approved the amendments to the Company’s Amended and Restated Articles of Incorporation which will authorize the Amendments.  The Amendments were approved by written consent of the shareholders holding approximately 89.28% of our outstanding Common Stock (the “Majority Shareholders”). Pursuant to the Nevada Revised Statutes, the Amendments are required to be approved by a majority of our shareholders. This approval could be obtained either by the written consent of the holders of a majority of our issued and outstanding voting securities, or it could be considered by our shareholders at a special shareholders' meeting convened for the specific purpose of approving the Amendments. The Company’s voting securities consist of Common Stock. Each share of Common Stock is entitled to one vote per share on any matter requiring shareholder vote.  In order to eliminate the costs and management time involved in holding a special meeting, our Board of Directors voted to utilize the written consent of the Majority Shareholders. The elimination of the need for a meeting of shareholders to approve this action is made possible by Section 78.320 of the Nevada Revised Statutes, as may be amended, which provides that the written consent of the holders of a majority of the outstanding shares of voting capital stock, having no less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present.

As of November 16, 2009, there were 31,393,765 issued and outstanding shares of our Common Stock.

The date on which this Information Statement was first sent to shareholders is on or about January 25, 2010 (the “Mailing Date”).  Inasmuch as we will have provided this Information Statement to our shareholders of record as of the record date of November 16, 2009 (“Record Date”) no additional action will be undertaken pursuant to such written consent. Shareholders of record on the Record Date who did not consent to the Amendments are not entitled to dissenter's rights under Nevada law.

AMENDMENT TO OUR ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE CORPORATION

The change of the Company’s name to “American Jianye Greentech Holdings Ltd.” will better reflect the Company’s business plan following its reverse acquisition of Jianye Greentech Holdings Ltd. on November 16, 2009, pursuant to the Agreement and Plan of Share Exchange.

AMENDMENT TO OUR ARTICLES OF INCORPORATION TO INCREASE OUR AUTHORIZED SHARES OF COMMON STOCK FROM 394,500,000 TO 400,000,000

The Amendment authorizes the increase of the number of the Company’s authorized shares of Common Stock, par value $0.001, from 394,500,000 to 400,000,000.  Our Board of Directors believes it is in the Company’s best interests and the best interests of our shareholders to increase the number of authorized shares of our Common Stock to allow for the issuance of shares of our Common Stock or other securities in connection with such potential issuances and such other purposes as our Board of Directors determines.

The increase in the authorized number of shares of our Common Stock will permit our Board of Directors to issue additional shares of our Common Stock without further approval of our shareholders, and our Board of Directors does not intend to seek shareholder approval prior to any issuance of the authorized capital stock unless shareholder approval is required by applicable law or stock market or exchange requirements.  Although from time to time we review various transactions that could result in the issuance of shares of our Common Stock, we have not reviewed any transaction to date.

We do not have in place provisions which may have an anti-takeover effect.  The increase in the authorized number of shares of our Common Stock did not result from our knowledge of any specific effort to accumulate our securities or to obtain control of us by means of a merger, tender offer, proxy solicitation in opposition to management or otherwise, and we did not take such action to increase the authorized shares of our Common Stock to enable us to frustrate any efforts by another party to acquire a controlling interest or to seek representation on our Board of Directors.

The issuance of additional shares of our Common Stock may have a dilutive effect on earnings per share and on the equity and voting power of existing security holders of our Common Stock, and such issuance may not require shareholder approval.  It may also adversely affect the market price of our Common Stock.  However, if additional shares are issued in transactions whereby favorable business opportunities are provided which allow us to pursue our business plans, the market price of our Common Stock may increase.

AMENDMENT TO OUR ARTICLES OF INCORPORATION TO EFFECTUATE THE CREATION OF BLANK CHECK PREFERRED STOCK

The Board of Directors believes that it is prudent to have a class of 5,500,000 shares Preferred Stock for general corporate purposes, including acquisitions, equity financings, stock dividends, stock splits or other recapitalizations, and grants of stock options. The Company currently has no arrangements or understandings for the issuance of shares of preferred stock, although opportunities for acquisitions and equity financings could arise at any time. If the Board of Directors deems it to be in the best interests of the Company and the shareholders to designate the rights to be associated with the issuance of additional shares of Common Stock in the future, and to issue shares from the authorized shares, the Board of Directors generally will not seek further authorization by vote of the shareholders, unless such authorization is otherwise required by law or regulations.

Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized to provide for the issuance of shares of preferred stock in series and, by filing a Preferred Stock Designation, to establish from time to time the number of shares to be included in each such series, and to fix the designation, power, preferences and rights of the shares of each such series and the qualifications, limitations and restrictions thereof. The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following:

(i)

The designation of the series, which may be by distinguishing number, letter or title;

(ii)

The number of shares of the series, which number the Board of Directors may thereafter (except where otherwise provided in the Preferred Stock Designation) increase or decrease (but not below the number of shares thereof then outstanding);

(iii)

The amounts payable on, and the preferences, if any, of shares of the series in respect of dividends, and whether such dividends, if any, shall be cumulative or noncumulative;

(iv)

Dates on which dividends, if any, shall be payable

(v)

The redemption rights and price or prices, if any, for shares of the series;

(vi)

The terms and amount of any sinking fund provided for the purchase or redemption of shares of the series;

(vii)

The amounts payable on and the preference, if any, of shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation;

(viii)

Whether the shares of the series shall be convertible into or exchangeable for shares of any other class or series, or any other security, of the Corporation or any other corporation, and, if so, the specification of such other class or series of such other security, the conversion or exchange price or prices or rate or rates, any adjustments thereof, the date or dates at which such shares shall be convertible or exchangeable and all other terms and conditions upon which such conversion or exchange may be made;

(ix)

Restrictions on the issuance of shares of the same series or of any other class or series;

(x)

The voting rights, if any, of the holders of shares of the series.

(xi)

The restrictions and conditions, if any, upon the issuance or reissuance of any Additional preferred stock ranking or a part with or prior to such shares as to dividends or upon distribution; and

(xii)

Any other preferences, limitations or relative rights of shares of such class or series consistent with this Article Sixth, the general corporation law of the State of Nevada, and applicable law.

The Common Stock shall be subject to the express terms of the preferred stock and any series thereof. Each share of Common Stock shall be equal to each other share of Common Stock. Except as may be provided in the Amended and Restated Articles of Incorporation or in a Preferred Stock Designation, the holders of shares of Common Stock shall be entitled to one vote for each such share upon all questions presented to the shareholders.

Effects of Blank Check Preferred Stock

The issuance of Blank Check Preferred Stock may have a dilutive effect on holders of shares of our Common Stock since the blank check preferred stock may convert into shares of our Common Stock. For example, in a liquidation, the holders of the preferred stock may be entitled to receive a certain amount per share of preferred stock before the holders of the common stock receive any distribution.  In addition, the holders of preferred stock may be entitled to a certain number of votes per share of preferred stock and such votes may dilute the voting rights of the holders of Common Stock when the Company seeks to take corporate action.  Furthermore, preferred stock may be issued with certain preferences over the holders of common stock with respect to dividends or the power to approve the declaration of a dividend.  These are only examples of how shares of preferred stock, if issued, may dilute the interests of the holders of common stock.  The Company has no present intention to issue any shares of preferred stock, we cannot assure you that we will not do so in the future.  Furthermore, additional issuances of common stock could also have a dilutive effect on holders of shares of our Common Stock.

This new class of Preferred Stock could have an anti-takeover effect. The issuance of preferred stock may discourage, delay or prevent a takeover of the Company.  When, in the judgment of the Board of Directors, this action will be in the best interest of the shareholders and the Company, such shares may be used to create voting or other impediments or to discourage persons seeking to gain control of the Company. The ability of the Company to issue such shares of preferred stock may, under certain circumstances, make it more difficult for a third party to gain control of the Company (e.g., by means of a tender offer), prevent or substantially delay such a change of control, discourage bids for the Common Stock at a premium, or otherwise adversely affect the market price of the Common Stock. Such shares also could be privately sold to purchasers favorable to the Board of Directors in opposing such action.  In addition, the Board of Directors may authorize holders of a series of common or preferred stock to vote either separately as a class or with the holders of the Company's Common Stock, on any merger, sale or exchange of assets by the Company or any other extraordinary corporate transaction.  The existence of the additional authorized shares may have the effect of discouraging unsolicited takeover attempts.  The issuance of new shares also may be used to dilute the stock ownership of a person or entity seeking to obtain control of the Company should the Board of Directors consider the action of such entity or person not to be in the best interest of the shareholders of the Company. The issuance of new shares also may be used to entrench current management or deter an attempt to replace the Board of Directors by diluting the number or rights of shares held by individuals seeking to control the Company by obtaining a certain number of seats on the Board of Directors.

The creation of the preferred stock may afford the Company greater flexibility in seeking capital and potential acquisition targets.  The Company's Articles of Incorporation currently only permits the Company to issue shares of Common Stock. This, the Company believes, has limited the Company's flexibility in seeking additional working capital. The Board of Directors has recommended that the Articles of Incorporation be amended to authorize one or more series of blank check preferred stock and to allow the Board of Directors of the Company the widest possible flexibility in setting the terms of preferred stock that may be issued in the future. The Company will, therefore, be afforded the greatest flexibility possible in seeking additional financing, as the Board of Directors deems appropriate in the exercise of its reasonable business judgment. The Company currently has no commitments or plans for the issuance of any shares of preferred stock.

While the amendment may have anti-takeover ramifications, the Board of Directors believes that the financial flexibility offered by the creation of one or more series of preferred stock outweighs any disadvantages. To the extent that the creation of one or more series of preferred stock may have anti-takeover effects, it may encourage persons seeking to acquire the Company to negotiate directly with the Board of Directors enabling the Board of Directors to consider the proposed transaction in a manner that best serves the shareholders' interests.

ACTIONS BY THE BOARD OF DIRECTORS

AND

CONSENTING SHAREHOLDERS

In accordance with Section 78.315 and 78.320 of the Nevada Revised Statutes, the following actions were taken based upon the unanimous recommendation and approval by the Company's Board of Directors and the written consent of the Majority Shareholders.

AMENDMENT TO THE AMENDED AND RESTATED ARTICLES OF INCORPORATION

On November 16, 2009, our Board of Directors, believing it to be in the best interests of the Company and its shareholders approved, and recommended that the shareholders of the Company approve the Amendments.  The Amendments are reflected in the Form of Amendment to the Amended and Restated Articles of Incorporation, which is attached hereto as Exhibit A, and incorporated herein by reference.

Authorization of Name Change

On November 16, 2009, our Board of Directors adopted a resolution declaring it advisable to amend our Articles of Incorporation to effect the Name Change.  Our Board of Directors further directed that the Amended and Restated Articles of Incorporation be submitted for consideration by our shareholders. By written consent dated as of November 16, 2009, the Board of Directors and the Majority Shareholders approved and adopted resolutions to amend the Company’s Articles of Incorporation to reflect the Name Change.

Authorization of Increase in Number of Common Stock

On November 16, 2009, our Board of Directors adopted a resolution declaring it advisable to amend our Articles of Incorporation to effect the Authorized Share Increase.  Our Board of Directors further directed that the Amended and Restated Articles of Incorporation be submitted for consideration by our shareholders. By written consent dated as of November 16, 2009, the Board of Directors and the Majority Shareholders approved and adopted resolutions to amend the Company’s Articles of Incorporation to reflect the Authorized Share Increase.

Authorization of Class of Blank Check Preferred Stock

On November 16, 2009, our Board of Directors adopted a resolution declaring it advisable to amend our Articles of Incorporation to create a series of Blank Check Preferred Stock. Our Board of Directors further directed that the Amended and Restated Articles of Incorporation be submitted for consideration by our shareholders. By written consent dated as of November 16, 2009, the Board of Directors and the Majority Shareholders approved and adopted resolutions to amend the Company’s Articles of Incorporation to approve the creation of Blank Check Preferred Stock.

Effective Time of the Amendments

We intend to file, as soon as practicable on or after the twentieth (20th) day after this Information Statement is sent to our shareholders, an amendment to our Articles of Incorporation effectuating the creation of the Amendments with the Secretary of State of Nevada. The Amendments to our Articles of Incorporation will become effective at the close of business on the date the Amended and Restated Articles of Incorporation is accepted for filing by the Secretary of State of Nevada. It is presently contemplated that such filing will be made approximately twenty (20) days from the date that this Information Statement is sent to our shareholders. A copy of the Amended and Restated Articles of Incorporation is attached to this Information Statement as Appendix A. The text of the Amended and Restated Articles of Incorporation is subject to modification to include such changes as may be required by the Nevada Secretary of State to effectuate the Amendments.

No Appraisal Rights for the Amendments

Under Nevada law, the Company’s shareholders are not entitled to appraisal rights with respect to the Amendments and the Company will not independently provide shareholders with any such right.

DESCRIPTION OF SECURITIES

Description of Common Stock

Number of Authorized and Outstanding Shares.  The Company's Articles of Incorporation authorizes the issuance of 394,500,000 shares of Common Stock, $.001 par value per share, of which 31,393,765  shares were outstanding on November 16, 2009.  All of the outstanding shares of Common Stock are fully paid and non-assessable.

Voting Rights.  Holders of shares of Common Stock are entitled to one vote for each share held of record on all matters to be voted on by the shareholders.  Accordingly, the holders of in excess of 50% of the aggregate number of shares of Common Stock outstanding will be able to elect all of the directors of the Company and to approve or disapprove any other matter submitted to a vote of all shareholders. The holders of our Common Stock are entitled to receive ratably such dividends, if any, as may be declared by the Board of Directors out of funds legally available. We have not paid any dividends since our inception, and we presently anticipate that all earnings, if any, will be retained for development of our business. Any future disposition of dividends will be at the discretion of our Board of Directors and will depend upon, among other things, our future earnings, operating and financial condition, capital requirements, and other factors.

Other.  Holders of Common Stock have no cumulative voting rights.  Holders of Common Stock have no preemptive rights to purchase the Company's Common Stock.  There are no conversion rights or redemption or sinking fund provisions with respect to the Common Stock.

Transfer Agent.  Shares of Common Stock are registered at the transfer agent and are transferable at such office by the registered holder (or duly authorized attorney) upon surrender of the Common Stock certificate, properly endorsed.  No transfer shall be registered unless the Company is satisfied that such transfer will not result in a violation of any applicable federal or state security laws.  The Company’s transfer agent for its Common Stock is Pacific Stock Transfer Company located at 500 East Warm Springs Road, Suite 240, Las Vegas, Nevada 89119, (702) 361-3033 .

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following  table sets forth certain information, as of November 16, 2009 with respect to any person  (including  any "group", as that term is used in Section 13(d)(3) of the Securities Exchange  Act of 1934, as amended (the  "Exchange Act") who is known to the Company to be the beneficial owner of more than five percent of any class of the Company's voting securities,  and as to those shares of the Company's equity securities beneficially owned by each its directors, the executive officers of the Company and all of its directors and executive officers of the Company and all of its directors and executive officers as a group.  Unless otherwise specified in the table below, such information, other than information with respect to the directors and officers of the Company, is based on a review of statements filed, with the Securities and Exchange commission (the "Commission") pursuant to Sections 13 (d), 13 (f), and 13 (g) of the Exchange Act with respect to the Company's Common Stock.

The table also shows the number of shares beneficially owned as of November 16, 2009 by each of the individual directors and executive officers and by all directors and executive officers as a group.

Name of Beneficial Owner (1)	Common Stock Beneficially Owned	Percentage of Common Stock
HaiPeng Wang (2)	24,998,400	89.28%
JJEJ Queens Company (2)	3,001,601	10.72%
Yulin Yang	0	0%
Daliang Yang	0	0%

All Executive Officers and Directors as a group (3 persons)	28,000,001	100%
(1)	The persons named in the above table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.
(2)	Business Address is 136-20 38th Ave. Unit 3G, Flushing, NY 11354

ANNUAL AND QUARTERLY REPORTS; INCORPORATION BY REFERENCE AND WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION

The Company is required to file annual, quarterly and special reports, and other information with the Securities and Exchange Commission (“SEC”). You may read and copy any document The Company filed at the SEC's public reference rooms at 100 F Street, NE, Washington, D.C. 20549.  Please call the SEC at (202) 942-8088 for more information on the operation of the public reference rooms. Copies of The Company’s SEC filings are also available to the public from the SEC's web site at www.sec.gov.

The SEC allows us to "incorporate by reference" information into this proxy statement, which means that we can disclose important information to you by referring you to another document or report filed separately with the SEC. The information incorporated by reference is deemed to be a part of this Information Statement, except to the extent any information is superseded by this Information Statement. The following documents which have been filed by The Company with the Securities and Exchange Commission (SEC File Number 333-144228) and contain important information about The Company and its finances, are incorporated into this Information Statement:

•

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2008 was filed with the Commission on March 31, 2009.

•

Our Quarterly Reports on Form 10-Q filed for the quarters ending March 31, 2009 and June 30, 2009 were filed on May 15, 2009 and August 13, 2009, respectively.

Any statement contained in a document incorporated or deemed to be incorporated by reference into this Information Statement will be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained in this Information Statement or any other subsequently filed document that is deemed to be incorporated by reference into this Information Statement modifies or supersedes the statement. Any statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this Information Statement. The Annual Report incorporated by reference into this Information Statement is being delivered to our stockholders along with this Information Statement.

GATEWAY CERTIFICATIONS, INC.

By:	/s/ HaiPeng Wang
Name: HaiPeng Wang Title: President

APPENDIX A

AMENDED AND RESTATED ARTICLES OF INCORPORATION OF

GATEWAY CERTIFICATIONS, INC.

PURSUANT TO SECTIONS 78.380 AND 78.390 OF THE NEVADA

REVISED STATUTES

            Gateway Certifications, Inc., a corporation organized and existing under the laws of the State of Nevada (the "Corporation"), hereby certifies as follows:

            1.         The name of the Corporation is Gateway Certifications, Inc., and the original Articles of Incorporation of the Corporation was filed with the Secretary of State of the State of Nevada on August 30, 2006.

            2.         These Amended and Restated Articles of Incorporation, which amend the provisions of the Articles of Incorporation, as amended, has been duly adopted by the Board of Directors of the Corporation and by action by written consent of the stockholders of the Corporation in lieu of a meeting, in accordance with the provisions of Section 78.320 of the Nevada Revised Statutes (“N.R.S.”) and, upon filing with the Secretary of State of the State of Nevada in accordance with Section 78.320 of the N.R.S., shall thenceforth supersede the original Articles of Incorporation, as heretofore amended, and shall, as it may thereafter be amended in accordance with its terms and applicable law, be the Articles of Incorporation of the Corporation.

            3.         The text of the Articles of Incorporation, as heretofore amended, is hereby amended and restated in its entirety to read as follows:

ARTICLE I

            The name of the corporation (hereinafter referred to as the “Corporation") is:

“American Jianye Greentech Holdings Ltd.”

ARTICLE II

            The address of the Corporation's registered office in the State of Nevada is 3225 McLeod Dr., Suite 110, in the City of Las Vegas, County of Clark. The name of the Corporation's registered agent at such address is Acorn Corporate Services Inc.

ARTICLE III

            The purpose of the Corporation shall be to engage in any lawful act or activity for which corporations may be organized and incorporated under the Nevada Revised Statutes (the "N.R.S.").

ARTICLE IV

(a)        Authorized Capital Stock.

                        (i)         The total number of shares of stock that the Corporation shall have authority to issue is 400,000,000, consisting of (i) 394,500,000 shares of Common Stock, par value $0.001 per share ("Common Stock") and (ii) 5,500,000 shares of Preferred Stock, par value $0.001 per share ("Preferred Stock").

(b)

Preferred Stock. Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized to provide for the issuance of shares of Preferred Stock in series and, by filing a certificate pursuant to the N.R.S. (hereinafter, along with any similar designation relating to any other class of stock that may hereafter be authorized, referred to as a "Preferred Stock Designation"), to establish from time to time one or more classes of Preferred Stock or one or more series of Preferred Stock, by fixing and determining  the number of shares to be included in each such class or series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations and restrictions thereof. The authority of the Board of Directors with respect to each series, is hereby expressly vested in it and shall include, without limiting the generality of the foregoing, determination of the following:

(i)

the designation of such class or series, which may be by distinguishing number, letter or title;

(ii)

the number of shares of the series, which number the Board of Directors may thereafter (except where otherwise provided in the Preferred Stock Designation) increase or decrease (but not below the number of shares thereof then outstanding);

(iii)

the amounts payable on, and the preferences, if any, of shares of the series in respect of dividends payable and any other class or classes of capital stock of the Corporation, and whether such dividends, if any, shall be cumulative or noncumulative;

(iv)

dates on which dividends, if any, shall be payable;

(v)

whether the shares of such class or series shall be subject to redemption by the Corporation, and if made subject to redemption, the redemption rights and price or prices, if any, for shares of the class or series;

(vi)

The terms and amount of any sinking fund provided for the purchase or redemption of shares of the series;

(vii)

the amounts payable on and the preferences, if any, of shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation;

(viii)

whether the shares of the series shall be convertible into or exchangeable for shares of any other class or series, or any other security, of the Corporation or any other corporation, and, if so, the specification of such other class or series of such other security, the conversion or exchange price or prices or rate or rates, any adjustments thereof, the date or dates at which such shares shall be convertible or exchangeable and all other terms and conditions upon which such conversion or exchange may be made;

(ix)

Restrictions on the issuance of shares of the same class or series or of any other class or series;

(x)

whether the holders of the shares of such class or series shall be entitle to vote, as a class, series or otherwise, any and all matters of the corporation to which holders of Capital Stock are entitled to vote;

(xi)

the restrictions and conditions, if any, upon the issuance or reissuance of any

Additional Preferred Stock ranking or a party with or prior to such shares as to dividends or upon distribution; and

(xii)

any other preferences, limitations or relative rights of shares of such class or series consistent with this Article IV, the N.R.S. and applicable law.

(c)

Common Stock. The Common Stock shall be subject to the express terms of the Preferred Stock and any series thereof. Each share of Common Stock shall be equal to each other share of Common Stock. Except as may be provided in these Amended and Restated Articles of Incorporation or in a Preferred Stock Designation, the holders of shares of Common Stock shall be entitled to one vote for each such share upon all questions presented to the stockholders.

ARTICLE V

The Board of Directors is hereby authorized to create and issue, whether or not in connection with the issuance and sale of any of stock or other securities or property of the Corporation, rights entitling the holders thereof to purchase from the Corporation shares of stock or other securities of the Corporation or any other corporation. The times at which and the terms upon which such rights are to be issued will be determined by the Board of Directors and set forth in the contracts or instruments that evidence such rights. The authority of the Board of Directors with respect to such rights shall include, but not be limited to, determination of the following:

(a)

The initial purchase price per share or other unit of the stock or other securities or property to be purchased upon exercise of such rights;

(b)

Provisions relating to the times at which and the circumstances under which such rights may be exercised or sold or otherwise transferred, either together with or separately from, any other stock or other securities of the Corporation;

(c)

Provisions that adjust the number or exercise price of such rights or amount or nature of the stock or other securities or property receivable upon exercise of such rights in the event of a combination, split or recapitalization of any stock of the Corporation, a change in ownership of the Corporation's stock or other securities or a reorganization, merger, consolidation, sale of assets or other occurrence relating to the Corporation or any stock of the Corporation, and provisions restricting the ability of the Corporation to enter into any such transaction absent an assumption by the other party or parties thereto of the obligations of the Corporation under such rights;

(d)

Provisions that deny the holder of a specified percentage of the outstanding stock or other securities of the Corporation the right to exercise such rights and/or cause the rights held by such holder to become void;

(e)

Provisions that permit the Corporation to redeem or exchange such rights; and

(f)

The appointment of a rights agent with respect to such rights.

ARTICLE VI

(a)

Each person who is or was or had agreed to become a director or officer of the Corporation, or each such person who is or was serving or who had agreed to serve at the request of the Board of Directors or an officer of the Corporation as a director, officer or trustee of another corporation, partnership, joint venture, trust or other enterprise (including the heirs, executor, administrators or estate of such person), shall be indemnified by the Corporation, in accordance with the By-laws of the Corporation, to the fullest extent permitted from time to time by the N.R.S. as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment) or any other applicable laws as presently or hereafter in effect.

(b)

The Corporation may, by action of the Board of Directors or through the adoption of By-laws, provide indemnification to employees and agents of the Corporation, and to persons serving as employees or agents of another corporation, partnership, joint venture, trust or other enterprise, at the request of the Corporation, with the same scope and effect as the foregoing indemnification of directors and officers. The Corporation shall be required to indemnify any person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors or is a proceeding to enforce such person's claim to indemnification pursuant to the rights granted by these Amended and Restated Articles of Incorporation or otherwise by the Corporation.

(c)

The right to indemnification conferred in this Article VI shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition, such advances to be paid by the Corporation within twenty (20) days after the receipt by the Corporation of a statement or statements from the claimant requesting such advance or advances from time to time; provided, however, that if the N.R.S. requires, the payment of such expenses incurred by such a person in his or her capacity as such a director or officer of the Corporation in advance of the final disposition of a proceeding, shall be made only upon delivery to the Corporation of an undertaking by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this Article VI or otherwise.

(d)

Without limiting the generality or the effect of the foregoing, the Corporation may enter into one or more agreements with any person that provide for indemnification greater or different than that provided in this Article VI.

(e)

Neither any amendment or repeal of any Section of this Article VI nor the adoption of any provision of these Amended and Restated Articles of Incorporation or the By-laws of the Corporation inconsistent with this Article VI, shall adversely affect any right or protection of any director, officer, employee or other agent established pursuant to this Article VI existing at the time of such amendment, repeal or adoption of an inconsistent provision, including without limitation by eliminating or reducing the effect of this Article VI, for or in respect of any act, omission or other matter occurring, or any action or proceeding accruing or arising (or that, but for this Article VI, would accrue or arise), prior to such amendment, repeal or adoption of an inconsistent provision.

ARTICLE VII

(a)

The liability of the directors of the Corporation for monetary damages shall be eliminated to the fullest extent permitted by the N.R.S., as now or hereafter in effect. If the N.R.S. is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated to the fullest extent permitted by the N.R.S., as so amended.

(b)

Neither any amendment or repeal of any Section of this Article VII, nor the adoption of any provision of these Amended and Restated Articles of Incorporation or the By-laws of the Corporation inconsistent with this Article VII, shall adversely affect any right or protection of any director established pursuant to this Article VII existing at the time of such amendment, repeal or adoption of an inconsistent  provision,  including without limitation by eliminating or reducing the effect of this Article VII, for or in respect of any act, omission or other matter occurring, or any action or proceeding accruing or arising (or that, but for this Article VII, would accrue or arise), prior to such amendment, repeal or adoption of an inconsistent provision.

ARTICLE VIII

Except as may be expressly provided in these Amended and Restated Articles of Incorporation, the Corporation reserves the right at any time and from time to time to amend, alter, change or repeal any provision contained in these Amended and Restated Articles of Incorporation or a Preferred Stock Designation, and any other provisions authorized by the laws of the State of Nevada at the time in force may be added or inserted, in the manner now or thereafter prescribed herein or by applicable law, and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to these Amended and Restated Articles of Incorporation in its present form or as hereafter amended are granted subject to the right reserved in this Article VIII; provided, however, that any amendment or repeal of Article VI or Article VII of these Amended and Restated Articles of Incorporation shall not adversely affect any right or protection existing hereunder in respect of any act or omission occurring prior to such amendment or repeal; and provided further that no Preferred Stock Designation shall be amended after the issuance of any shares of the series of Preferred Stock created thereby, except in accordance with the terms of such Preferred Stock Designation and the requirements of applicable law.

IN WITNESS WHEREOF, Gateway Certifications, Inc. has caused these Amended and Restated Articles of Incorporation to be signed by the undersigned officer, thereunto duly authorized, this 16th day of November, 2009.

GATEWAY CERTIFICATIONS, INC.

By:	/s/ HaiPeng Wang
Name: HaiPeng Wang Title: President